EXHIBIT 99

Pacific State Bancorp                           1899 West March Lane
                                                Stockton, CA 95207
                                                209/870-3214 Telephone
                                                209/870-3255 Fax

Press Release
--------------------------------------------------------------------------------

                     For Immediate Release October 19, 2006

                  Pacific State Bancorp Reports Record Profits
                                And Asset Growth

Stockton, California - October 19, 2006

Steven A. Rosso, President and C.E.O. of Pacific State Bancorp (NASDAQ Global Market/PSBC), the parent company of Pacific State Bank, today reported record 3rd quarter profits and asset growth for the Stockton, California based financial institution:

         o Net income for the third quarter of 2006 of $1,512,000 and net income for the nine months ended September 30, 2006 of $4,026,000.
         o        Total Assets as of September 30, 2006 of $342,808,000.

Rosso noted that the record financial performance reflected strong year to date and quarter over quarter improvement.

PSBC quarter over quarter September 30, 2006 compared to September 30, 2005 financial performance information is as follows:

Balance Sheet:

         o Total Federal Funds, Interest Bearing Deposits in Banks and Investment Securities: $22,835,000, a decrease of $15,016,000 or 39.67%.
         o        Net Loans: $280,501,000, an increase of $61,499,000 or 28.08%.
         o Total Assets: $342,808,000, an increase of $49,158,000 or 16.74%.
         o Non-Interest Bearing Deposits: $63,150,000, an increase of $1,641,000 or 2.67%.
         o Total Deposits: $299,849,000, an increase of $40,899,000 or 15.79%.
         o Total Shareholders Equity: $26,398,000, an increase of $6,267,000 or 31.13%. In addition to the retention of earnings, the increase in shareholders equity includes the proceeds of the sale of common stock to a new member of the Board of Directors and stock issued subsequent to the exercise of options by directors and employees.

Income Statement:

         o Total Interest Income: $6,942,000, an increase of $1,825,000 or 35.67%.
         o Total Interest Expense: $2,479,000, an increase of $1,114,000 or 82.61%.
         o Net Interest Income: $4,463,000, an increase of $711,000 or 18.96%.
         o Non-Interest Income: $718,000, an increase of $141,000 or 24.40%.
         o Non-Interest Expense: $2,602,000, an increase of $241,000 or 10.21%. The increase in non-interest expense was due in part to the cost of additional staff to support the growth of the Bank and the expense of opening the Bank's ninth branch office in Lodi, California. As of September 30, 2006, the Company had 80 full-time employees as compared to 71 as of September 30, 2005. In addition, the company has purchased a building in Hayward, California in preparation for the expected opening of a tenth office there during the first quarter of 2007.
         o        Net Income: $1,512,000, an increase of $314,000 or 26.21%.
         o Net Interest Margin: 5.79%, down 14 basis points. The decrease is due primarily to increases in the volume and rates paid on time deposits offset by the increases in the volume of loans and the overall increases in the yields on earning assets.
         o Annualized Return on Average Assets: 1.77% up slightly from 1.69%.
         o Annualized Return on Average Equity: 23.93% down slightly from 24.76%.
         o        Efficiency Ratio: 51.11% improving from 55.70%.
         o Basic Earnings Per Share: $0.44, an increase of $0.09 per share or 22.86%.
         o Diluted Earnings Per Share: $0.39, an increase of $0.08 per share or 25.81%.

PSBC Year-to-date financial performance information for the nine month period ending September 30, 2006 is as follows:

Balance Sheet - September 30, 2006 as compared to December 31, 2005

         o Total Fed Funds, Interest Bearing Deposits in Banks and Investment Securities: $22,835,000, a decrease of $10,371,000 or 31.23%.
         o        Net Loans: $280,501,000, an increase of $38,945,000 or 16.12%.


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

         o Total Assets: $342,808,000, an increase of $33,197,000 or 10.72% from year end 2005.
         o Non-Interest Bearing Deposits: $63,150,000 a decrease of $5,507,000 or 8.02%.
         o Total Deposits: $299,849,000, an increase of $26,775,000 or 9.81%.
         o Total Shareholders Equity: $26,398,000, an increase of $5,025,000 or 23.51%.

Income Statement - Nine months ended September 30, 2006 compared to September 30, 2005

         o Total Interest Income: $19,063,000, an increase of $5,489,000 or 40.44%.
         o Total Interest Expense: $6,321,000, an increase of $2,677,000 or 73.46%.
         o        Net Interest Income: $12,742,000, an increase of $2,812,000 or
                  28.32%.
         o        Non-Interest Income: $1,809,000, a decrease of $134,000 or
                  6.90%.
         o        Non-Interest Expense: $7,641,000, an increase of $1,053,000 or
                  15.98%.
         o        Net Income: $4,026,000, an increase of $823,000 or 25.69%.
         o Net Interest Margin: 5.84% up 38 basis points. The net interest margin increased on a year to date basis due to the increases in the volume and rates of earning assets outpacing increase in the volume and rates paid on interest bearing liabilities.
         o        Annualized Return on Average Assets: 1.68% up from 1.57%.
         o        Annualized Return on Average Equity: 23.11% down slightly from
                  23.65%
         o        Efficiency Ratio: 53.50% improving from 56.49%.
         o Basic Earnings Per Share: $1.16, an increase of $0.23 per share or 23.66%.
         o Diluted Earnings Per Share: $1.04, an increase of $0.22 per share or 25.61%. During the third quarter of 2006 we opened our ninth branch located in Lodi, California. We also purchased a former bank building in Hayward California in preparation for the first quarter 2007 opening of our tenth office.

Attached are certain unaudited financial statements supporting the financial information summarized above. Further inquiries should be directed to Mr. Steven Rosso at 209-870-3214, or by mail to P.O. Box 1649, Stockton, California 95201. Additional information also can be obtained by visiting the Company website -www.pacificstatebank.com.

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

                      PACIFIC STATE BANCORP AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)
(in thousands, except share amounts)                            September 30    September 30
Assets                                                              2006            2005
------                                                          ------------    ------------
Cash and due from banks                                         $     12,919          16,580
Federal funds sold                                                       213          16,763
Interest -bearing deposits in banks                                        0             100
Investment securities - available for sale (carrying
value of $23,112 in 2006 and $22,215 in 2005)                         22,622          20,988
Loans, less allowance for loan losses of $2,604
    in 2006 and $2,414 in 2005                                       280,501         219,002
Bank premises and equipment, net                                      12,019           9,479
Company owned life insurance                                           6,012           4,806
Accrued interest receivable and other assets                           8,522           5,932
                                                                ------------    ------------
                                  Total assets                  $    342,808         293,650
                                                                ============    ============
Liabilities and Shareholders' Equity
------------------------------------

Deposits:
    Non-interest bearing                                        $     63,150          61,509
    Interest bearing                                                 236,699         197,441
                                                                ------------    ------------
              Total deposits                                         299,849         258,950
Other borrowings                                                       4,900           4,000
Subordinated debentures                                                8,764           8,764
Accrued interest payable and other liabilities                         2,897           1,805
                                                                ------------    ------------
             Total liabilities                                       316,410         273,519
Shareholders' equity:
    Preferred stock - no par value; 2,000,000
       shares authorized; none outstanding
    Common stock - no par value; 24,000,000
       shares authorized; issued and outstanding
         3,616,418 in 2006 and 3,489,982 in 2005                       8,538           7,291
    Retained earnings                                                 17,937          12,829
    Accumulated other comprehensive loss,
      net of tax                                                         (77)             11
                                                                ------------    ------------
           Total shareholders' equity                                 26,398          20,131
                                                                ------------    ------------
              Total liabilities and shareholders' equity        $    342,808         293,650
                                                                ============    ============

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

                      PACIFIC STATE BANCORP AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEETS


(Unaudited)
(in thousands, except share amounts)                            September 30     December 31
Assets                                                              2006            2005
------                                                          ------------    ------------
Cash and due from banks                                         $     12,919    $     14,453
Federal funds sold                                                       213           4,667
Interest -bearing deposits in banks                                       --              --
Investment securities - available for sale (carrying
value of $23,112 in 2006 and $28,696 in 2005)                         22,622          28,539
Loans, less allowance for loan losses of $2,604
   in 2006 and $2,356 in 2005                                        280,501         241,556
Bank premises and equipment, net                                      12,019           9,511
Company owned life insurance                                           6,012           4,411
Accrued interest receivable and other assets                           8,522           6,474
                                                                ------------    ------------
                                  Total assets                  $    342,808    $    309,611
                                                                ============    ============

Liabilities and Shareholders' Equity

Deposits:
   Non-interest bearing                                         $     63,150    $     68,657
   Interest bearing                                                  236,699         204,417
                                                                ------------    ------------
              Total deposits                                         299,849         273,074
Other borrowings                                                       4,900           4,000
Subordinated debentures                                                8,764           8,764
Accrued interest payable and other liabilities                         2,897           2,400
                                                                ------------    ------------
              Total liabilities                                      316,410         288,238
                                                                ------------    ------------
Shareholders' equity:
   Preferred stock - no par value; 2,000,000
      shares authorized; none outstanding
   Common stock - no par value; 24,000,000
      shares authorized; issued and outstanding
      3,616,418 in 2006 and 3,512,622 in 2005                          8,538           7,556
   Retained earnings                                                  17,937          13,912
   Accumulated other comprehensive loss,
      net of tax                                                         (77)            (95)
                                                                ------------    ------------
           Total shareholders' equity                                 26,398          21,373
                                                                ------------    ------------
              Total liabilities and shareholders' equity        $    342,808    $    309,611
                                                                ============    ============

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


                              PACIFIC STATE BANCORP
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited
                                                 Three months ended               Nine months ended
                                                    September 30                    September 30
(in thousands, except per share amounts)        2006            2005            2006            2005
                                            ------------    ------------    ------------    ------------
Interest income:
    Interest and fees on loans              $      6,627    $      4,836    $     18,086    $     12,716
    Interest on federal funds sold                    21              84              38             209
    Interest on investment securities                294             197             939             649
                                            ------------    ------------    ------------    ------------
       Total interest income                       6,942           5,117          19,063          13,574

Interest expense:
    Interest on deposits                           2,207           1,199           5,484           3,205
    Interest on subordinated
       debentures                                    187             145             531             372
    Interest on borrowings                            85              21             306              67
                                            ------------    ------------    ------------    ------------
       Total interest expense                      2,479           1,365           6,321           3,644
                                            ------------    ------------    ------------    ------------
                Net interest income                4,463           3,752          12,742           9,930
Provision for loan losses                             90              90             270             210
                                            ------------    ------------    ------------    ------------
           Net interest income after
              provision for loan losses            4,373           3,662          12,472           9,720
                                            ------------    ------------    ------------    ------------
Non-interest income:
    Service charges                                  195             197             653             567
    Other fee income                                 475             238             928             648
    Gain from sale of loans                           48             142             228             728
                                            ------------    ------------    ------------    ------------
       Total non-interest income                     718             577           1,809           1,943
Non-interest expenses:
    Salaries and employee benefits                 1,359           1,255           4,044           3,563
    Occupancy                                        258             224             665             618
    Furniture and equipment                          174             156             535             436
    Other                                            811             726           2,397           1,971
                                            ------------    ------------    ------------    ------------
       Total non-interest expenses                 2,602           2,361           7,641           6,588
                                            ------------    ------------    ------------    ------------
         Income before provision for
            income taxes                           2,489           1,878           6,640           5,075
Provision for income taxes                           977             680           2,614           1,872
                                            ------------    ------------    ------------    ------------
                Net income                  $      1,512    $      1,198    $      4,026    $      3,203
                                            ============    ============    ============    ============
Basic earnings per share                    $       0.44    $       0.35    $       1.16    $       0.93
                                            ============    ============    ============    ============
Diluted earnings per share                  $       0.39    $       0.31    $       1.04    $       0.82
                                            ============    ============    ============    ============
Weighted average common shares
outstanding                                    3,467,819       3,467,819       3,475,663       3,459,428
Weighted average common and common
equivalent shares outstanding                  3,841,522       3,926,957       3,867,431       3,890,905

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

                              PACIFIC STATE BANCORP
                                 Yield Analysis



                                             For the Three Months Ended           For the Three Months Ended
                                                 September 30, 2006                   September 30, 2005
                                       ------------------------------------   ------------------------------------
                                                     Interest      Average                 Interest      Average
                                                      Income        Yield                   Income        Yield
                                         Average        or           or        Average        or           or
Assets:                                  Balance      Expense       Cost       Balance      Expense       Cost
------                                 ----------   ----------   ----------   ----------   ----------   ----------
Interest-earning assets:
Loans                                  $  280,097   $    6,627         9.39%  $  220,066   $    4,836         8.72%
Investment securities                      24,310          294         4.80%      18,835          192         4.04%
Federal funds sold                          1,651           21         5.05%      11,531           84         2.89%
Interest bearing deposits in banks             --           --         0.00%         546            5         3.63%
                                       -----------------------                -----------------------
        Total average earning             306,058        6,942         9.00%     250,978        5,117         8.09%
        assets

Non-earning assets:
Cash and due from banks                    13,833                                 14,281
Other assets                               18,371                                 15,918
                                       ----------                             ----------
        Total average assets           $  338,262                             $  281,177
                                       ==========                             ==========

Liabilities and Shareholders'
Equity:
Interest-bearing liabilities:
Deposits

     Interest-bearing demand           $   89,429          632         2.80%  $  103,358          595         2.28%
     Savings                                6,526           17         1.03%       6,691            9         0.53%
     Time deposits                        133,455        1,558         4.63%      77,217          595         3.06%
     Other borrowings                      15,555          272         6.94%      12,981          166         5.07%
                                       -----------------------                -----------------------
        Total average
        interest-bearing liabilities      244,964        2,479         4.01%     200,247        1,365         2.70%
                                                                 ==========                             ==========
Noninterest-bearing liabilities:
     Demand deposits                       67,163                                 61,156
     Other liabilities                      1,069                                    559
                                       ----------                             ----------
        Total liabilities                 313,197                                261,962
Shareholders' Equity:                      25,065                                 19,215
                                       ----------                             ----------
Total average liabilities and
shareholders' equity                   $  338,262                             $  281,177
                                       ==========                             ==========

                                                    ----------                             ----------
Net interest income                                 $    4,463                             $    3,752
                                                    ==========                             ==========
Yield on interest-earning assets                                       9.00%                                  8.09%
Cost of funding interest-earning
assets                                                                 3.21%                                  2.16%
                                                                 ----------                             ----------
Net interest margin                                                    5.79%                                  5.93%
                                                                 ==========                             ==========

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

                              PACIFIC STATE BANCORP
                                 Yield Analysis


                                             For the Nine Months Ended            For the Nine Months  Ended
                                                 September 30, 2006                   September 30, 2005
                                       ------------------------------------   ------------------------------------
                                                     Interest      Average                 Interest      Average
                                                      Income        Yield                   Income        Yield
                                         Average        or           or        Average        or           or
Assets:                                  Balance      Expense       Cost       Balance      Expense       Cost
------                                 ----------   ----------   ----------   ----------   ----------   ----------
Interest-earning assets:
Loans                                  $  264,800   $   18,086         9.13%  $  210,847   $   12,716         8.06%
Investment securities                      25,629          939         4.90%      17,977          482         3.58%
Federal funds sold                          1,052           38         4.83%       9,946          209         2.81%
Interest bearing deposits in banks             --           --         0.00%       4,392          167         5.08%
                                       -----------------------                -----------------------
        Total average earning assets      291,481       19,063         8.74%     243,162       13,574         7.46%

Non-earning assets:
Cash and due from banks                    13,210                                 14,044
Other assets                               16,552                                 15,571
                                       ----------                             ----------
        Total average assets           $  321,243                             $  272,777
                                       ==========                             ==========


Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits

     Interest-bearing demand           $   93,571        1,814         2.59%  $  103,122        1,733         2.25%
     Savings                                6,452           42         0.87%       6,968           27         0.52%
     Time deposits                        115,750        3,628         4.19%      74,139        1,445         2.61%
     Other borrowings                      17,294          837         6.47%      12,873          439         4.56%
                                       -----------------------                -----------------------
        Total average
        interest-bearing liabilities      233,067        6,321         3.63%     197,102        3,644         2.47%
                                                                 ==========                             ==========

Noninterest-bearing liabilities:
     Demand deposits                       63,534                                 54,022
     Other liabilities                      1,347                                  3,547
                                       ----------                             ----------
        Total liabilities                 297,948                                254,671
Shareholders' Equity:                      23,295                                 18,106
                                       ----------                             ----------
Total average liabilities and
shareholders' equity                   $  321,243                             $  272,777
                                       ==========                             ==========

                                                    ----------                             ----------
Net interest income                                 $   12,742                             $    9,930
                                                    ==========                             ==========
Yield on interest-earning assets                                       8.74%                                  7.46%
Cost of funding interest-earning
assets                                                                 2.90%                                  2.00%
                                                                 ----------                             ----------
Net interest margin                                                    5.84%                                  5.46%
                                                                 ==========                             ==========

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